SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement            [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                  Commission Only (as permitted
[ ]  Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant
     toss.240.14a-11(c) orss.240.14a-12

                            SILVERSTAR HOLDINGS, LTD.
                        --------------------------------
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1.     Title of each class of securities to which transaction applies:

         2.     Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): 4. Proposed maximum aggregate value of transaction:

         5.     Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify vthe filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.     Amount Previously Paid:
         2.     Form, Schedule or Registration Statement No.:
         3.     Filing Party:
         4.     Date Filed:

                            SILVERSTAR HOLDINGS, LTD.

                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 16, 2002

          NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Meeting") of Silverstar Holdings, Ltd. (the "Company") will be held at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York on Monday, December 16, 2002, at 12:00 p.m., Eastern Standard Time, to consider and act upon the following matters:

     1. The election of five (5) directors of the Company to serve as the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified;

     2. A proposal to ratify the action of the Board of Directors in appointing Rachlin Cohen & Holtz LLP as the Company's independent public accountants for the fiscal year ending June 30, 2003; and

     3. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

          Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

          The close of business on November 15, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York 10174.

                                        By Order of the Board of Directors,

                                        Dawna Ferguson,
                                        Secretary

Hamilton, Bermuda
November 25, 2002

--------------------------------------------------------------------------------
It is important that your shares be represented at the Meeting. Each stockholder is urged to sign, date and return the enclosed form of proxy which is being solicited on behalf of the Board of Directors. An envelope addressed to the Company's transfer agent is enclosed for that purpose and needs no postage if mailed in the United States.
--------------------------------------------------------------------------------

                            SILVERSTAR HOLDINGS, LTD


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                December 16, 2002


          This Proxy Statement is furnished to the holders of our common stock, par value $.01 per share, and to the holders of our Class B common stock, par value $.01 per share in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Stockholders to be held on Monday, December 16, 2002, at 12:00 p.m., Eastern Standard Time, at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York, and at any adjournment or postponement of such meeting. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting. The approximate mailing date of this Proxy Statement is November 25, 2002.

          The close of business on November 15, 2002 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of such meeting. As of the record date, there were 7,843,033 shares of our common stock outstanding and 926,025 shares of our Class B common stock outstanding, which are the only classes of our voting securities issued and outstanding. Each share of our common stock outstanding on the record date will be entitled to one vote on all matters to come before the Annual Meeting. Each share of our Class B common stock outstanding on the record date will be entitled to five votes on all matters to come before the annual Meeting. Cumulative voting is not permitted. A majority of our total issued voting shares, represented in person or by proxy, is required to constitute a quorum for the transaction of business at the Annual Meeting. Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Annual Meeting in determining the presence of a quorum.

          The affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting will be required to elect each director (Proposal
1) and to ratify the appointment of Rachlin Cohen & Holtz LLP as our independent public accountants for our fiscal year ending June 30, 2003 (Proposal 2). Abstentions, broker non-votes and votes not otherwise cast at the Annual Meeting will not be counted for the purpose of determining the outcome of the vote on Proposals 1 and 2. Our Board of Directors has unanimously recommended a vote in favor of each nominee named in the Proxy and for Proposal 2.

          Unless otherwise specified, all proxies received will be voted for the election of all nominees named herein to serve as directors and in favor of each of the other proposal set forth in the accompanying Notice of Annual Meeting of Stockholders and described below. A proxy may be revoked at any time before its exercise by delivering written notice of revocation to our Secretary, by executing a proxy bearing a later date or by attendance at the Annual Meeting and electing to vote in person. Attendance at the Annual Meeting without voting in person will not constitute revocation of a proxy.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth, as of October 31, 2002, certain information as to the beneficial ownership of the our common stock by:

     o each person known by us to own more than five percent (5%) of our outstanding shares;
     o    each of our directors;
     o each of our executive officers named in the Summary Compensation Table under "Executive Compensation"; and
     o    all of our directors and executive officers as a group.


                                          Amount and Nature of Beneficial
                                          -------------------------------
                                                   Ownership (1)
                                                   -------------

         Name and Address of            Common             Class B                 Percentage       Percentage of
         Beneficial Shareholder         Stock              Common                      of              Voting
         ----------------------         ------            Stock (2)                 Ownership          Power
                                                          ---------                   (1)(3)           (1)(3)
                                                                                   ----------       -------------

         Michael Levy                    321,000(4)       736,589(5)                  11.3%            30.8%
         9511 West River Street
         Shiller Park, IL 60176

         Clive Kabatznik                 837,500(6)      190,000                      10.4%            13.2%
         6100 Glades Road
         Suite 305
         Boca Raton, FL 33434

         Cornelius J. Roodt              185,000(7)            0                       2.0%             1.4%
         P.O. Box 4001
         Kempton Park
         South Africa

         American Stock Transfer         354,334(8)      166,452(8)                    5.8%             9.4%
            & Trust Company
         6201 15th Avenue
         Brooklyn, New York 11219

         David BenDaniel                  30,000(9)            0                         *                *
         6100 Glades Road
         Suite 305
         Boca Raton, Florida 33434

         Joseph Weil                      25,000(10)           0                         *                *
         6100 Glades Road
         Suite 305
         Boca Raton, Florida 33434

         Stanley Castleton                25,000(10)           0                         *                *
         6100 Glades Road
         Suite 305
         Boca Raton, Florida 33434

         All executive officers and    1,392,500(11)     926,589                      22.7%           43.22%
         directors as a group (5
         persons)


* Less than 1%.

(1) Beneficial ownership is calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Shares subject to stock options, for purposes of this table, are considered beneficially owned only to the extent currently exercisable or exercisable within 60 days after August 31, 2002.

(2) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of Class B common stock indicated above.

(3) For the purposes of this calculation, our common stock and our Class B common stock are treated as a single class of common stock. Our Class B common stock is entitled to five votes per share, whereas our common stock is entitled to one vote per share.

(4) Includes 300,000 shares of our common stock issuable upon exercise of options that are immediately exercisable.

(5) Includes (i) 570,137 shares of our Class B common stock and (ii) 166,452 shares of our Class B common stock issued to the American Stock Transfer & Trust Company pursuant to the terms of an escrow agreement, which shares correspond to a like number of shares of First South African Holdings (Pty.) Ltd. Class B stock. American Stock Transfer & Trust Company has granted to Mr. Levy a proxy to vote each of such shares of our Class B common stock.

(6) Includes 725,000 shares of our common stock issuable upon exercise of options that are immediately exercisable.

(7) Includes 185,000 shares of our common stock issuable upon exercise of options that are immediately exercisable.

(8) Based solely upon information contained in a Schedule 13G, Amendment No. 1, dated 12/31/99 filed with the Securities and Exchange Commission. All shares are held as escrow agent pursuant to various escrow agreements. American Stock Transfer & Trust Company holds a proxy to vote the shares of common stock. Michael Levy holds a proxy to vote the shares of Class B Common Stock.

(9) Includes 30,000 shares of our common stock issuable upon the exercise of options that are immediately exercisable.

(10) Includes 25,000 shares of our common stock issuable upon the exercise of options that are immediately exercisable.

(11) Represents 1,290,000 shares issuable upon exercise of options that are immediately exercisable.

                  ---------------------------------------------
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
                  ---------------------------------------------

          At the Annual Meeting, our stockholders will elect five (5) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, all proxies will be voted in favor of the election of Messrs. Levy, Kabatznik, Roodt, Castleton and Weil to serve as directors. Messrs. Levy, Kabatznik, Roodt, Castleton and Weil currently serve on our Board of Directors and their terms expire at the Annual Meeting.

          Each nominee has advised us of his willingness to serve as a director and we have no reason to expect that any of the nominees will be unable to stand for election at the date of the Annual Meeting. In the event that a vacancy among the original nominees occurs prior to the Annual Meeting, the proxies will be voted for a substitute nominee or nominees, if any are named by our Board of Directors, and for the remaining nominees.

Information About Nominees

          The following table sets forth information regarding the nominees:


          Name         Age      Director Since     Positions with the Company
          ----         ---      --------------     --------------------------
Michael Levy           56            1995          Chairman of the Board of Directors

Clive Kabatznik        46            1995          Vice Chairman of the Board of Directors,
                                                   Chief Executive Officer, President, Chief
                                                   Financial Officer and Director

Cornelius J. Roodt     43            1996          Director

Stanley Castleton      55            2001          Director
Joseph Weil            47            2001          Director


          All directors hold office until their respective successors are elected, or until death, resignation or removal. Officers hold office until the meeting of the Board of Directors following each Annual Meeting of Stockholders and until their successors have been chosen and qualified.

          Michael Levy is our co-founder and has served as Chairman of our Board of Directors since our inception. Since 1987, Mr. Levy has been the Chief Executive Officer and Chairman of the Board of Arpac L.P., a Chicago-based manufacturer of plastic packaging machinery.

          Clive Kabatznik is our co-founder and has served as a director and our President since inception and as our Vice Chairman, Chief Executive Officer and Chief Financial Officer since October 1995. From July 1992 to July 1995 Mr. Kabatznik served as President of Colonial Capital, Inc., a Miami-based investment banking company that specializes in advising middle market companies in areas concerning mergers, acquisitions, private and public agency funding and debt placements.

          Cornelius J. Roodt has served as a member of our Board of Directors since December 1996 and was appointed Managing Director and Chief Financial Officer of one of our subsidiaries, First South African Holdings (Pty.) Ltd., in July 1996. Mr. Roodt was responsible for overseeing all of the South African operations of First South African Holdings (Pty.) Ltd. Mr. Roodt led the buyout of First Lifestyle

Holdings and he is currently Chief Executive of the successor company, First Lifestyle Holdings, (Pty) Ltd. He is no longer an executive officer of any of our subsidiaries. From February 1994 to June 1996, Mr. Roodt was a senior partner at Price Waterhouse Corporate Finance, South Africa. From January 1991 to January 1994, he was an audit partner at Price Waterhouse, South Africa.

          Stanley Castleton has served as a member of our Board of Directors since December 2001. Mr. Castleton is, and for the past six years has been, the President of DDRM, Inc., the managing general partner and asset manager of the Hilton Anaheim, and he is currently also the Managing Member of DDRM Greatplace LLC, a real estate development company.

          Joseph Weil has served as a member of our Board of Directors since December 2001. Mr. Weil has served as the President and Chief Executive Officer of Joseph Weil & Sons, Inc. since 1985. Joseph Weil & Sons is an independent wholesale distributor of paper products, packaging supplies and equipment, sanitary products, janitorial supplies and equipment, as well as food service products and office equipment. He also serves as an active member of many business associations including Afflink Worldwide Trade Group which he serves as Chairman of the Board of Directors. Since 1996 he has also served as an Executive Board Member of the Greater Illinois chapter of the National Multiple Sclerosis Society.

Board Meetings and Committees

          Our Board of Directors is responsible for our overall management. During the fiscal year ended June 30, 2002, our Board of Directors held three
(3) meetings and did not act by unanimous written consent. Each incumbent director, except for David BenDaniel and Stanley Castleton, attended at least 75% of all meetings of the Board and committees on which the person served which were held during the year.

          Our Board of Directors has an audit committee and a compensation committee. The audit committee is composed of Cornelius Roodt, David BenDaniel and Michael Levy. The audit committee is responsible for recommending annually to the Board of Directors the independent auditors to be retained, reviewing with the independent auditors the scope and results of the audit engagement and establishing and monitoring our financial policies and control procedures. The audit committee met once during fiscal year ended June 30, 2002.

          The compensation committee is currently composed of Michael Levy and Joseph Weil. These persons are intended to be non-employee directors within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934. The compensation committee has power and authority with respect to all matters pertaining to compensation payable and the administration of employee benefits, deferred compensation and our stock option plans. The Compensation Committee did not meet during fiscal year ended June 30, 2002.

Compensation of Directors and Nominees

          Except for Mr. Levy, our non-employee directors do receive $1,000 for each meeting they attend and options to purchase 10,000 shares of our common stock granted to each non-employee director under our 1995 Stock Option Plan. Mr. Levy receives an annual consulting fee of $60,000 and options to purchase 10,000 shares of our common stock for every year of service as a director. All directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties. Upon their election to the Board in December 2001, Messrs. Castleton and Weil were each granted options to purchase 15,000 shares of our common stock under our 1995 Stock Option Plan.

                             EXECUTIVE COMPENSATION

          The following summary compensation table sets forth the aggregate compensation we paid or accrued to our Chief Executive Officer during the fiscal years ended June 30, 2000, June 30, 2001 and June 30, 2002. Apart from Mr. Kabatznik, whose annual salary is $315,000, only one of our executive officers of any of our subsidiaries received compensation in excess of $100,000 during the fiscal year ended June 30, 2002.


                           Summary Compensation Table

                                            Annual Compensation                               Long Term Compensation
                                      ---------------------------------                -----------------------------------
Name and                     Fiscal        Salary         Bonus         Other Annual       Restricted       Securities
Principal Position            Year                                      Compensation         Stock          Underlying
                             Ended                                                          Awards         Stock Options
                            June 30,
------------------          --------       ------         -----         ------------       ----------      -------------
                                            $             $
Clive Kabatznik,              2002        315,000           0                  ---               ---              5,000
President and Chief           2001        303,750           0                                                     5,000
Executive Officer             2000        230,000           0                                                   255,000

Andy Bark,                    2002        112,500           0                                                    50,000
Chief Executive
Officer, Student
Sports, Inc.


The options granted to Mr. Kabatznik during fiscal year ended June 30, 2002 represent:

     o an option granted under our 1995 Stock Option Plan to purchase 5,000 shares of our common stock, which is currently exercisable at an exercise price of $0.42 per share;

The options granted to Mr. Kabatznik during fiscal year ended June 30, 2001 represent:

     o an option granted under our 1995 Stock Option Plan to purchase 5,000 shares of our common stock which is currently exercisable at an exercise price of $0.75 per share;

The options granted to Mr. Kabatznik during fiscal year ended June 30, 2000 represent:

     o an option granted under our 1995 Stock Option Plan to purchase 5,000 shares of our common stock which is currently exercisable at an exercise price of $5.125 per share; and o a non-plan option granted by our Board of Directors to purchase 250,000 shares of our common stock which is currently exercisable at an exercise price of $4.875 per share.

The options granted to Mr. Bark during fiscal year ended June 30, 2002 represent:

     o an option granted under our 1995 Stock Option Plan to purchase 50,000 shares of our common stock which is exercisable at an exercise price of $0.80 per share and vests on September 24, 2004.

Options Granted in Fiscal 2002

          The following table sets forth the details of options to purchase common stock we granted to our executive officers during fiscal year ended June 30, 2002, including the potential realized value over the 5 year term of the option based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock. Each option is immediately exercisable.


                                                Options Granted
                                                ---------------

Name                     Number of      Percent of Total       Per                            Potential Realizable
                        Securities             to             Share                         Value at Assumed Annual
                        Underlying        Employees in       Exercise    Expiration Date      Rate of Stock Price
                          Options         Fiscal Year         Price                              Appreciation
                                                                                               For Option Term
----------------------  ----------      ----------------     --------    ---------------    -----------------------
                                                                                                5%            10%
                                                                                            ---------      --------

Clive Kabatznik             5,000                  900%          $.42      December 18,       $580.00      $1,282.07
                                                                              2006


Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option
Values

          During the fiscal year ended June 30, 2002 no options were exercised by our executive officers. The following table sets forth the number of shares of our common stock underlying unexercised stock options granted by us to our executive officers and the value of those options at June 30, 2002 The value of each option is based on the positive difference, if any, of the closing bid price for our common stock on the Nasdaq National Market on June 30, 2002 or $0.30, over the exercise price of the option.


                                  Number of Securities Underlying       Value of Unexercised In the Money
                                       Unexercised Options at              Options at Fiscal Year-End
                                          Fiscal Year-End
                                  -------------------------------       ---------------------------------
Name of Executive Officer         Exercisable       Unexercisable        Exercisable       Unexercisable
-----------------------------     -----------       -------------       ---------------------------------
Clive Kabatznik                       725,000                  -              $-                  $-



Employment Agreements

          On April 12, 2000, the Company's Board of Directors approved an Amended and Restated Employment Agreement with Clive Kabatznik (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Kabatznik will serve as the Chief Executive Officer, President and Chief Financial Officer of the Company beginning as of February 1, 2000 and continuing through and until January 31, 2005. As compensation for his services, Mr. Kabatznik will receive an annual base salary of $300,000 (with five percent increases each year), and an annual bonus of five percent of net realized capital gains upon the sale, liquidation or distribution by the Company of any Portfolio Company (as defined in the Employment Agreement). A Portfolio Company does not include any of the South African entities currently owned by the Company. In the event of a Change in Control (as defined in the Employment Agreement), Mr. Kabatznik may also be entitled to a payment of five percent of any net unrealized capital gains on any Portfolio Company, which gains may, at the option of the Company, be paid in cash, stock of the Portfolio Company or any combination of the foregoing.

          On November 30, 2000, Fantasy Sports Inc. entered into Employment Agreement with Gregory S. Liegey (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Liegey will serve as the Chief Executive Officer, of Fantasy Sports Inc. beginning as of November 30, 2000 and continuing through and until November 30, 2003. As compensation for his services, Mr. Liegey will receive an annual base salary of $100,000 with increases at the discretion of the board of directors of Fantasy Sports Inc. In addition, Mr. Liegey received a three-year option to acquire 5% of the shares of Fantasy Sports, Inc. outstanding as of November 16, 2000, at a price equal to that paid by Silverstar Holdings upon acquisition of the assets of Fantasy Sports Inc. A similarly priced performance based three-year option to acquire a further 2.5% of the outstanding shares of Fantasy Sports Inc. as of November 16, 2000 was also issued to Mr. Liegey. This performance based option will vest on the earlier of Fantasy Sports Inc. achieving an aggregate EBITDA of $4 million for calendar years 2001 and 2002 or an aggregate EBITDA of $9 million for calendar years 2001, 2002 and 2003.

          On September 24, 2001, Student Sports, Inc. entered into an employment Agreement with Andrew Bark (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Bark will serve as the Chief Executive Officer of Student Sports beginning as of September 15, 2001 and continuing through and until September 24, 2004. As compensation for his services, Mr. Bark will receive an annual base salary of $150,000 with annual increases at the discretion of the board of directors of Student Sports, Inc. In addition, as an incentive to Mr. Bark and the employees of Student Sports, Inc., a pool of up to 900,000 shares of Silverstar Holdings, Ltd., may be issued to Mr. Bark and the employees based on the following events:

     o Should the aggregate audited pretax profit reported by Student Sports Inc. (the "Student Sports") for the two years ended December 31, 2002, and December 31, 2003, be less than $1 million, no shares will be issued.
     o Should the aggregate audited pre-tax profit reported by Student Sports for the two years ended December 31, 2002 and December 31, 2003 be less than $2 million, 90,000 shares from the pool shall be forfeited for each $100,000 profit shortfall, up to a maximum of 900,000 shares.
     o In the event that a qualified strategic partner makes a binding offer to invest in Student Sports prior to December 31, 2002 at a valuation equal to or greater than $7 million or prior to December 31, 2003 at a valuation equal or greater than $9.35 million, then the full 900,000 share pool will be issued. A "qualified investor" shall be deemed to be a major company that is investing cash or services with a demonstrable value, to be determined and agreed at the sole discretion of Silverstar in a reasonable manner, of a minimum of $1 million.
     o 50,000 Silverstar options at a strike price of $0.80 per share will be issued to Andy Bark. These options will vest at the earlier of 3 years or when any of the full provisions for release of the 900,000 share incentive pool are achieved.

Stock Option Plan

          Our Board of Directors has adopted and our shareholders, prior to our initial public offering, approved our 1995 Stock Option Plan. Our 1995 Stock Option Plan provides for the grant of:

     o options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 to key employees; and
     o options not intended to so qualify to key employees, including our directors and officers, and to directors and consultants who are not employees.

The total number of shares of our common stock for which options may be granted under our 1995 Stock Option Plan is 850,000 shares.

          Our 1995 Stock Option Plan is administered by the compensation committee of our Board of Directors. The compensation committee will determine the terms of options exercised, including the exercise price, the number of shares subject to the option and the terms and conditions of exercise. No option granted under our 1995 Stock Option Plan is transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable during the lifetime of the optionee only by such optionee or his legal representatives.

          The exercise price of incentive stock under our 1995 Stock Option Plan must be at least equal to 100% of the fair market value of such shares on the date of grant, or 110% of fair market value in the case of an optionee who owns or is deemed to own stock possessing more than 10% of the voting rights of our outstanding capital stock. The term of each option will be established by the compensation committee, in its sole discretion. However, the maximum term for each incentive stock option granted under our 1995 Stock Option Plan is ten years, or five years in the case of an optionee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of our outstanding capital stock. Options will become exercisable at such times and in such installments as the compensation committee will provide in the terms of each individual option. The maximum number of shares for which options may be granted to any individual in any fiscal year is 210,000.

          Our 1995 Stock Option Plan also contains an automatic option grant program for our directors. Each of our non-employee directors is automatically granted an option to purchase 10,000 shares of our common stock following each annual meeting of shareholders. In addition, each of our employee directors is automatically granted an option to purchase 5,000 shares of our common stock following each annual meeting of shareholders. Each grant has an exercise price per share equal to the fair market value of the our common stock on the grant date, is immediately exercisable and has a term of five years measured from the grant date, subject to earlier termination if an optionee's service as a Board member is terminated for cause.

          Through October 31, 2002, we have granted options to purchase 655,000 shares of our common stock under our 1995 Stock Option Plan, 110,000 of which have been exercised.

Non-Plan Stock Options

          We have granted non-plan stock options to purchase 1,225,000 shares of our common stock, 500,000 of which were granted at an exercise price of $4.75 per share, 600,000 of which were granted at $4.06 per share and 125,000 at $0.75 per share.

                                PERFORMANCE GRAPH

          The following graph compares the cumulative return to holders of our common stock for the period commencing June 30, 1997 and ending September 30, 2002 with the Nasdaq Index and the Standard & Poor's Conglomerate Index as a peer group index for the same period. The comparison assumes $100 was invested on June 30, 1997 in our common stock and in each of the comparison groups. We have paid no dividends to shareholders to date.

                       #    06/30/1997    09/30/1997     12/31/1997    03/31/1998    06/30/1998     09/30/1998    12/31/1998

LPHL Stock Price       #        8.75           8.75          6.31          7.56           4.19          0.94          0.938

Nasdaq Composite
Index                  #     1442.07        1685.69       1570.35       1835.68        1894.74       1693.84           2192

S@P SmallCap Leisure
Products Index         #      104.41         104.31         85.23         97.35          88.96         77.46          79.14


                       #    06/30/1997    09/30/1997     12/31/1997    03/31/1998    06/30/1998     09/30/1998    12/31/1998

LPHL Stock Price       #     100.00375     100.00375    72.1455625    86.4318125      47.864652     10.720402      10.720402

Nasdaq Composite
Index                  #       100.00         116.90        108.90        127.30         131.40        117.46         152.01

                       #          100     99.9042237    81.6301121    93.2381956     85.2025668    74.1882961     75.7973374

                            03/31/1999    06/30/1999     09/30/1999    12/31/1999

LPHL Stock Price               2.188          4.813            3.94         12.50

Nasdaq Composite
Index                        2461.41           2686            2746          4069

S@P SmallCap Leisure
Products Index                  65.6          77.81           67.54         70.99


                            03/31/1999    06/30/1999     09/30/1999    12/31/1999

LPHL Stock Price            25.006652      55.007777      45.007402      142.8625

Nasdaq Composite
Index                          170.69         186.27         190.43        262.18

                           62.8292309     74.5235131    64.68729049    67.9915717


                       #    03/31/2000    06/30/2000     09/30/2000    12/31/2000    03/31/2001     06/30/2001    09/30/2001

LPHL Stock Price       #        9.00           3.25          1.00          0.75          0.875           0.8           0.64

Nasdaq Composite
Index                  #        4572           3966          3673          2471           1840          2162           1499

S@P SmallCap Leisure
Products Index         #       57.56          51.34         51.74         48.96          53.51         74.02          58.78

                       #    03/31/2000    06/30/2000     09/30/2000    12/31/2000    03/31/2001     06/30/2001    09/30/2001

LPHL Stock Price       #      102.861       37.14425        11.429       8.57175      10.000375        9.1432        7.31456

Nasdaq Composite
Index                  #       317.06         275.03        254.72        171.36         127.60        149.93         103.95

                       #   55.1288191     49.1715353      49.55464      46.89206     51.2498803     70.893593       56.29729


                            12/31/2001    03/31/2002     06/30/2002

LPHL Stock Price                 0.5           0.51             0.3

Nasdaq Composite
Index                           1950           1845            1463

S@P SmallCap Leisure
Products Index                 19.61          91.09           80.69


                            12/31/2001    03/31/2002     06/30/2002

LPHL Stock Price               5.7145        5.82879         3.4287

Nasdaq Composite
Index                          135.23         127.95         101.46

                            76.247486     87.2426013       77.28187


                                [GRAPH OMITTED]

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          None of the members of our compensation committee of our Board of Directors is now or ever has been one of our officers or employees. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or our compensation committee.

                          REPORT OF THE AUDIT COMMITTEE

          The Audit Committee has reviewed Silverstar's audited financial statements for the last fiscal year and discussed them with management.

          Silverstar's independent auditors, Rachlin Cohen & Holtz LLP ("RCH") have discussed with the Audit Committee the quality, in their judgment, as well as the acceptability of Silverstar's accounting principles as applied in its financial reporting. RCH, the Audit Committee and management have discussed matters such as the consistency, clarity and completeness of accounting policies and disclosures, the reasonableness of significant judgments and accounting estimates, significant audit adjustments, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

          RCH has discussed with the Audit Committee and has disclosed to the Audit Committee, in writing, all relationships between RCH and its related entities and Silverstar and its related entities that, in RCH's professional judgment, may be reasonably thought to bear on independence and has confirmed that in its professional judgment, RCH is independent of Silverstar within the meaning of the Securities Act of 1933, as amended.

          The Audit Committee, based on the review and discussions described above, has recommended to the Board of Directors that the audited financial statements be included in Silverstar's Annual Report on Form 10-K for the last fiscal year.

                                        Michael Levy, Chairman
                                        David BenDaniel
                                        Cornelius Roodt

Audit Fees

          Audit Fees billed to the Company by Rachlin Cohn & Holtz LLP for its audit of the Company's financial statements for the year ended June 30, 2002 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for that year totaled $92,619.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to us. Based solely on a review of the copies of the reports furnished to us to date, or written representations that no reports were required, we believe that all reports required to be filed by such persons with respect to our fiscal year ended June 30, 2002 were timely made.

               ---------------------------------------------------
                                   PROPOSAL 2
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
               ---------------------------------------------------

          The firm of Rachlin Cohen & Holtz LLP audited our financial statements for the fiscal year ended June 30, 2002. The Board of Directors has, subject to ratification by our stockholders, appointed that firm to act as our independent public accountants for the fiscal year ending June 30, 2003. Accordingly, management will present to the Annual Meeting a resolution ratifying the appointment of Rachlin Cohen & Holtz LLP as our independent public accountants for the fiscal year ending June 30, 2003. A representative of Rachlin Cohen & Holtz LLP is not expected to be present at the Annual Meeting.

          The Board of Directors recommends that stockholders vote FOR this Proposal.

                               VOTING REQUIREMENTS

          The affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting will be required to elect each director (Proposal
1) and to ratify the appointment of Rachlin Cohen & Holtz LLP as our independent public accountants for our fiscal year ending June 30, 2003 (Proposal 2). Abstentions, broker non-votes and votes not otherwise cast at the Annual Meeting will not be counted for the purpose of determining the outcome of the vote on Proposal 1 and 2.

          The Board of Directors has unanimously recommended a vote in favor of each nominee named in the Proxy and FOR Proposal 2.

                                  MISCELLANEOUS

Stockholder Proposals

          Any stockholder proposal intended to be presented at the 2003 Annual Meeting of Stockholders must be received by us not later than August 18, 2003 for inclusion in our proxy statement and form of proxy for that meeting.

Solicitation of Proxies

          We are bearing the cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement and proxies. We will also reimburse brokers who are holders of record of our common stock for their expenses in forwarding proxies and proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, proxies may be solicited without extra compensation by our directors, officers and employees by telephone, telecopy, telegraph or personal interview.

Other Matters

          Management does not intend to bring before the Annual Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Annual Meeting.

          Our 2002 Annual Report, including financial statements and reports thereon of Rachlin, Cohen & Holtz LLP and PricewaterhouseCoopers Inc, accompanies this Proxy Statement but is not incorporated in and is not to be deemed a part of this Proxy Statement.

Proxies

          All stockholders are urged to fill in their choices with respect to the matters to be voted upon, sign and promptly return the enclosed form of proxy.

                                        By Order of the Board of Directors,


                                        Dawna Ferguson
                                        Secretary

November 25, 2002

PROXY                                                                      PROXY

                            SILVERSTAR HOLDINGS, LTD.

          Proxy for Annual Meeting of Stockholders - December 16, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints, as proxies for the undersigned, CLIVE KABATZNIK and DAWNA FERGUSON, or either of them, with full power of substitution, to vote all shares of the capital stock of Silverstar Holdings, Ltd. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Monday, December 16, 2002, at 12:00 p.m., Eastern Standard Time, at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York, receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned, and at any adjournment or postponement thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any adjournment or postponement thereof, hereby revoking any proxies heretofore given.

          EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. WHERE NO DIRECTION TO VOTE ON A SPECIFIC MATTER IS GIVEN, THE PROXIES WILL BE DEEMED AUTHORIZED TO VOTE FOR EACH LISTED NOMINEE TO SERVE AS A DIRECTOR, FOR PROPOSAL 2 AND WITH DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


               PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
                  (Continued and to be signed on reverse side)

                            SILVERSTAR HOLDINGS, LTD.

                A VOTE FOR EACH NOMINEE AND FOR PROPOSALS 2 AND 3
                    IS RECOMMENDED BY THE BOARD OF DIRECTORS.


1.    ELECTION OF DIRECTORS -                                      For           Withhold          For All
       Nominees: Michael Levy, Clive Kabatznik,                    All              All            Except
        Cornelius J. Roodt, Stanley Castleton and Joseph           |_|              |_|              |_|
        Weil.

       ------------------------------------------------------
       (Except Nominee(s) written above)


                                                                   FOR            AGAINST          ABSTAIN
2.    To ratify the action of the Board of Directors in            |_|              |_|              |_|
      appointing Rachlin Cohen & Holtz LLP as the Company's
      independent public accountants for the fiscal year
      ending June 30, 2003.

3. The transaction of such other business as may properly come before the meeting.


                                                        Dated ____________, 2002

                           Signature(s)
                                       -----------------------------------------

                           -----------------------------------------------------
                           NOTE:  Please sign your name or names  exactly as
                           set  forth   hereon.   If  signing  as  attorney,
                           executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer and should bear the corporate seal.

--------------------------------------------------------------------------------

                      (DELTA) FOLD AND DETACH HERE (DELTA)
                             YOUR VOTE IS IMPORTANT.
 PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.